SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): AUGUST 23, 2002
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                          COLUMBUS MCKINNON CORPORATION
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             (Exact name of registrant as specified in its charter)


                                    NEW YORK
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                 (State or other jurisdiction of incorporation)



                0-27618                           16-0547600
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        (Commission File Number)       (IRS Employer Identification No.)



140 JOHN JAMES AUDUBON PARKWAY, AMHERST, NEW YORK                 14228-1197
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    (Address of principal executive offices)                      (Zip Code)




Registrant's telephone number including area code: (716) 689-5400
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(Former name or former address, if changed since last report)



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Item 5.  OTHER EVENTS

         On August 19, 2002, the registrant held its annual meeting of shareholders. At the meeting, the Company's shareholders approved an amendment to its 1995 Incentive Stock Option Plan increasing the number of authorized shares of common stock issuable thereunder from 1,250,000 shares to 1,750,000 shares, and approved an amendment to its Restricted Stock Plan increasing the number of shares of common stock issuable thereunder from 100,000 to 150,000. Copies of the amendments are attached hereto as Exhibits 10.1 and 10.2.


Item 7.  EXHIBITS


EXHIBIT NUMBER      DESCRIPTION

10.1 First Amendment to Columbus McKinnon Corporation 1995 Incentive Stock Option Plan, as amended and restated

10.2                First Amendment to Columbus McKinnon Corporation Restricted
                    Stock Plan




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                          COLUMBUS MCKINNON CORPORATION


                                          By:    /S/ ROBERT L. MONTGOMERY, JR.
                                                 -----------------------------
                                          Name:  Robert L. Montgomery, Jr.
                                          Title: Executive Vice President


Dated:  AUGUST 26, 2002
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





                                  EXHIBIT INDEX


EXHIBIT NUMBER       DESCRIPTION
--------------       -----------

     10.1 First Amendment to Columbus McKinnon Corporation 1995 Incentive Stock Option Plan, as amended and restated

     10.2            First Amendment to Columbus McKinnon Corporation Restricted
                     Stock Plan